UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices and zip code)

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2023, the Board of Directors (the “Board”) of Herc Holdings Inc. (the “Company”) amended and restated the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”) which became effective immediately upon approval by the Board.

The amendments to the By-Laws were made to enhance the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at stockholder meetings, including without limitation by (i) requiring a stockholder delivering a notice pursuant to the advance notice provisions of the By-Laws to comply with the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and make related undertakings, including to provide reasonable evidence that the undertakings have been satisfied; and (ii) requiring additional background information and disclosures of stockholders proposing director nominees and other business and director nominees proposed by stockholders. In addition, the By-Laws reflect updates to conform to Delaware General Corporation Law amendments related to electronic meetings and to include various conforming and clarifying changes.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by the text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. A marked copy of the By-Laws, which indicates the changes from the prior version of the Company’s By-Laws, is filed herewith as Exhibit 3.2.
Item 5.07 Submission of Matter to a Vote of Security Holders.
The Company held its 2023 Annual Meeting of Stockholders on May 11, 2023. Matters submitted to a vote of the stockholders at that meeting and the final voting results with respect to each matter are set forth below:

1.Election of Directors. The seven director nominees identified below were elected to serve for a one-year term expiring at the 2024 Annual Meeting of Stockholders. Voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Patrick D. Campbell	20,685,283	5,006,603	29,452	1,443,230
Lawrence H. Silber	24,036,570	1,663,617	21,151	1,443,230
James H. Browning	24,096,064	1,600,385	24,889	1,443,230
Shari L. Burgess	24,102,189	1,589,209	29,940	1,443,230
Jean K. Holley	23,045,341	2,646,053	29,944	1,443,230
Michael A. Kelly	22,944,811	2,746,492	30,035	1,443,230
Rakesh Sachdev	22,971,227	2,720,011	30,100	1,443,230

2.Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote:

For	Against	Abstain	Broker Non-Votes
23,668,166	2,013,679	39,493	1,443,230

3.Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the annual presentation of an advisory vote on named executive officer compensation, with the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,843,388	97,787	1,232,324	1,547,839	1,443,230

Consistent with the Board’s recommendation to stockholders and these voting results, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers annually until the next vote on the frequency of such advisory vote.

4.Ratification of the Selection of Independent Public Accountants. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023, with the following vote:

For	Against	Abstain	Broker Non-Votes
27,032,576	107,554	24,438	0

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Herc Holdings Inc., effective as of May 11, 2023.
3.2	Amended and Restated By-Laws of Herc Holdings Inc., effective as of May 11, 2023 (marked copy).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date:  May 15, 2023

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